WinStar Communications, Inc.

                  6% Cumulative Convertible Preferred Stock and
                        Warrants to Purchase Common Stock


                          REGISTRATION RIGHTS AGREEMENT


                                                          February 6, 1997

The Purchasers
c/o Credit Suisse First Boston Corporation
    Eleven Madison Avenue
    New York, New York  10010

Ladies and Gentlemen:

                  WinStar  Communications,  Inc.,  a Delaware  corporation  (the
"Company"), proposes to issue and sell to Credit Suisse First Boston Corporation and such other purchasers as are set forth on the signature pages hereto (collectively, the "Purchasers"), upon the terms set forth in a securities purchase agreement of even date herewith (the "Purchase Agreement"), shares of 6% Series A Cumulative Convertible Preferred Stock (the "Preferred Stock", which term includes any Other Shares (as defined herein) and any Additional Shares (as defined in the Certificate of Designation with respect to the Preferred Stock)) of the Company and Warrants (the "Warrants") to purchase shares of Common Stock, par value $0.01 per share, of the Company (the "Common Stock"). The Preferred Stock will be issued to the Purchasers upon the terms and subject to the limitations set forth in the Certificate of Designations, Rights and Preferences of such Preferred Stock (the "Certificate of Designation"). As an inducement to the Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the Purchasers' obligations thereunder, the Company agrees with the Purchasers, (i) for the benefit of the Purchasers and (ii) for the benefit of the registered holders of the Preferred Stock and the Common Stock issuable upon conversion of, or pursuant to a Change of Control Offer (as defined in the Certificate of Designation) with respect to, the Preferred Stock (the
"Conversion Shares") and for the benefit of the registered holders of the Warrants and the Common Stock issuable upon exercise of the Warrants (the "Warrant Shares" and, collectively with the aforementioned securities, the "Securities") from time to time until such time as such


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Securities  have been sold  pursuant  to a  Registration  Statement  (as defined below) (each of the foregoing a "Holder" and together the "Holders") or as otherwise set forth herein, as follows:

                  1. Filing of Registration Statements. (a) Initial Registration. Following the Closing Date, the Company shall, at its own cost, be required to use its best reasonable efforts to file with the Securities and Exchange Commission (the "Commission"), promptly, and to have declared effective by August 15, 1997 (i) a registration statement covering the resale of shares of Preferred Stock from time to time (the "Preferred Stock Registration Statement") and (ii) a registration statement covering the resale of the Warrants from time to time and the issuance of Warrant Shares as such Warrants are exercised from time to time (the "Warrant Registration Statement"). In the Company's discretion, the Preferred Stock Registration Statement and the Warrant Registration Statement may be combined into one Registration Statement.

                  (b) Demand Registration. At any time after May 11, 1997, each Holder of the Preferred Stock shall have the right, upon written demand given to the Company (the "Demand Notice"), to request the Company to register such Holder's Conversion Shares other than Conversion Shares underlying Preferred Stock which has been sold by means of the Preferred Stock Registration Statement ("Registered Preferred Stock"). Upon receipt of a Demand Notice, the Company shall, at its cost and within 30 days, prepare and file with the Commission and thereafter shall use its best efforts to cause to be declared effective within 90 days following the date of such Demand Notice, a registration statement (a "Common Stock Registration Statement") covering the resale of the Conversion Shares by such Holder from time to time in accordance with the methods of distribution set forth in the Common Stock Registration Statement and Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"). Not later than 30 days prior to the effectiveness of any Common Stock Registration Statement, the Company will notify the Holders of the Preferred Stock of the pending Registration Statement and will include in such Registration Statement the shares of Preferred Stock of each Holder who elects to join therein within 10 days by motion to the Company. Notwithstanding anything else contained herein, the Company will not be obligated to file more than two Common Stock Registration Statements.



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                  (c)  Maintain  Effectiveness.  The Company  shall use its best efforts to keep the Preferred Stock Registration Statement, the Warrant Registration Statement and the Common Stock Registration Statement (each, a "Registration Statement", and, collectively, the "Registration Statements") continuously effective, in order to permit the prospectus included in each of the Registration Statements to be lawfully delivered by or to the Holders of the relevant Securities, until such time as all the Securities covered by the Registration Statements have been sold pursuant thereto or may be sold without limitation pursuant to Rule 144 under the Securities Act (or any successor rule thereof), assuming for this purpose that the Holders thereof are not affiliates of the Company (in any such case, such period being called the "Registration Period"); provided, however, that no Holder (other than a Purchaser) shall be entitled to have the Securities held by it covered by such any of the Registration Statements unless such Holder agrees in writing to be bound by all the provisions of this Agreement applicable to such Holder. The Company shall be deemed not to have used its best efforts to keep any of the Registration Statements effective during the requisite period if it voluntarily takes any action that would result in Holders of Securities covered thereby not being able to offer and sell such Securities during that period, unless (i) such action is required by applicable law or (ii) upon the occurrence of any event contemplated by paragraph 2(b)(iv) below, such action is taken by the Company in good faith and for valid business reasons and the Company thereafter promptly complies with the requirements of paragraph 2(h) below if the Company has determined in good faith that there are no material legal or commercial impediments in so doing.

                  (d) Comply with SEC Rules. Notwithstanding any other provisions of this Agreement to the contrary, the Company shall cause (other than with respect to information required to be supplied by the selling Holders pursuant to this Agreement) (i) each of the Registration Statements and the prospectus related thereto and any amendment or supplement thereto to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission thereunder, (ii) each of the Registration Statements and any amendment thereto not to contain, when it becomes effective, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus


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forming  a part of any of the  Registration  Statements,  and any  amendment  or supplement to such prospectus, not to contain, as of the date of such prospectus or amendment or supplement, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  2.   Registration   Procedures.   In   connection   with   the
Registration   Statements   contemplated  by  Section  1  hereof  the  following
provisions shall apply to each of the Registration Statements:

                  (a) The Company shall (i) furnish to each Purchaser, prior to the filing thereof with the Commission, a copy of the Registration Statement and each amendment thereof and each amendment or supplement, if any, to the prospectus included therein and, in the event that a Purchaser (with respect to any portion of an unsold allotment from the original offering) is participating in the Registration Statement, shall consider in good faith reflecting in each such document, when so filed with the Commission, such comments as such Purchaser reasonably may propose through Designated Counsel and (ii) from time to time include the names of the Holders, who propose to sell Securities pursuant to such Registration Statement, as selling security holders.

                  (b) The Company shall give written notice to the Purchasers and the Holders (which notice pursuant to clauses (ii)-(iv) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

     (i) when the Registration Statement or any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

     (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

     (iii) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the


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qualification  of the Securities for sale in any  jurisdiction or the initiation or threatening of any proceeding for such purpose; and

     (iv) of the happening of any event that the Company has in good faith determined requires it to make changes in the Registration Statement or the prospectus in order that the Registration Statement or the prospectus do not contain an untrue statement of a material fact nor omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading, which written notice need not provide any detail as to the nature of such event.

                  (c) The Company shall use reasonable commercial efforts to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of the Registration Statement.

                  (d) The Company shall furnish to each Holder of Securities included within the coverage of the Registration, without charge, one copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits thereto (other than those, if any, incorporated by reference).

                  (e) The Company shall, during the Registration Period, deliver to each Holder of Securities included within the coverage of the Registration Statement, without charge, as many copies of the prospectus (including each preliminary prospectus) included in the Registration Statement and any amendment or supplement thereto as such Holder may reasonably request. The Company consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Securities covered by the prospectus, or any amendment or supplement thereto, included in the Registration Statement.

                  (f) Prior to any public offering of the Securities, pursuant to the Registration Statement, the Company shall register or qualify or cooperate with the Holders of the Securities included therein and their respective counsel in


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connection with the  registration or  qualification of such Securities for offer and sale under the securities or "blue sky" laws of such states of the United States as any such Holder reasonably requests in writing and do any and all other acts or things reasonably necessary or advisable to enable the offer and sale in such jurisdictions of the Securities covered by the Registration Statement; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject.

                  (g) The Company shall cooperate with the Holders of the Securities to facilitate the timely preparation and delivery of certificates representing the Securities to be sold pursuant to the Registration Statements free of any restrictive legends and in such denominations and registered in such names as the Holders may request a reasonable period of time prior to sales of the Securities pursuant to the Registration Statements.

                  (h) Upon the occurrence of any event contemplated by paragraphs (ii) through (iv) of Section 2(b) above during the period for which the Company is required to maintain an effective Registration Statement, the Company shall promptly prepare and file post-effective amendments to the Registration Statements or an amendment or supplement to the related prospectus and any other required document or file the appropriate document under the Exchange Act which is deemed to so amend or supplement, so that, as thereafter delivered to Holders or purchasers of Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Purchasers or the Holders in accordance with paragraphs
(ii) through (iv) of Section 2(b) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Purchasers and the Holders shall immediately suspend use of such prospectus.

                  (i) The Company will comply with all rules and regulations of the Commission to the extent and so long as they are applicable to the Registrations.



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                  (j) The Company may require  each Holder of  Securities  to be sold pursuant to the Registration Statements to furnish to the Company such information regarding the Holder and the distribution of the Securities as the Company may from time to time reasonably require for inclusion in the Registration Statements, and the Company may exclude from such registration the Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request.

                  (k) The Company shall (i) make reasonably available for inspection by the Holders of the Securities and any attorney, accountant or other agent retained by the Holders of the Securities all relevant financial and other records, pertinent corporate documents and properties of the Company and
(ii) cause the Company's officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the Holders of the Securities or any such attorney, accountant or agent in connection with a Registration Statement, in each case, as shall be reasonably necessary to enable such persons, to conduct a reasonable investigation within the meaning of
Section 11 of the Securities Act; provided, however, that the foregoing inspection and information gathering (i) shall be coordinated on behalf of the Purchasers by Cravath, Swaine & Moore (the "Designated Counsel"), (ii) shall not be available for any such Holder that is a competitor of the Company and (iii) shall be maintained as confidential by the Holders and the Designated Counsel pursuant to customary confidentiality agreements.

                  (l) The Company, if requested by the Designated Counsel, shall cause (i) its counsel to deliver an opinion and updates thereof relating to the Securities in customary form, including customary and reasonable qualifications, assumptions and limitations, addressed to such Holders, and dated, in the case of the initial opinion, the effective date of such Registration Statement (it being agreed that the matters to be covered by such opinion shall include, without limitation, the due incorporation and good standing of the Company and its subsidiaries; the qualification of the Company and its subsidiaries to transact business as foreign corporations; the due authorization, execution, authentication and issuance, and the validity and enforceability, of the applicable Securities; the absence of material legal or governmental proceedings involving the Company and its subsidiaries; the absence of governmental approvals required to be obtained in connection with the Registration Statement, or the offering and sale of the applicable Securities; the compliance as to form of such Registration Statement and any documents incorporated by reference therein; and, as of the date of the opinion and as of the effective date of the Registration Statement or most recent post-effective amendment thereto, as the case may be, the absence from such Registration Statement and the prospectus included therein, as then amended or supplemented, and from any documents incorporated by reference therein of an untrue statement of a material fact or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any such documents, in the light of the circumstances existing at the time that such documents were filed with the Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), (ii) its officers to execute and deliver all customary documents and certificates and updates thereof requested by the Designated Counsel and (iii) its independent public accountants and the independent public accountants with respect to any other entity for which financial information is provided in the Registration Statement to provide to the selling Holders of the applicable Securities a comfort letter in customary form and covering matters of the type customarily covered in comfort letters in connection with primary underwritten offerings, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72.

                  (m) The Company shall use reasonable commercial efforts to take all other steps necessary to effect the registration of the Securities covered by the Registration Statement contemplated hereby.

                  3. Registration Expenses. The Company shall bear all fees and expenses incurred in connection with the performance of its obligations under Sections 1 through 2 hereof, whether or not the applicable Registration Statement is filed or becomes effective, and shall bear or reimburse the Holders of the Securities covered by such Registration Statement for the reasonable fees and disbursements of the Designated Counsel (provided that Holders of Conversion Shares issued upon the conversion of the Preferred Stock shall be deemed to be Holders of the Preferred Stock from which such Conversion Shares were


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converted) to act as counsel for the Holders in connection
therewith.

                  4. Indemnification. (a) The Company agrees to indemnify and hold harmless each Holder and each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act (each Holder and such controlling persons are referred to collectively as the "Indemnified Parties") from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, liabilities or actions relating to purchases and sales of the Securities) to which each Indemnified Party becomes subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the applicable Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to such Registration Statement, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and subject to subsection (c) below, shall reimburse, as incurred, the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that (i) the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon (x) the use of any prospectus in violation of the last sentence of Section 2(h), or (y) any untrue statement or alleged untrue statement or omission or alleged omission made in the applicable Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to such Registration Statement in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein and (ii) with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus relating to the applicable Registration Statement, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Holder from whom the person asserting any such losses, claims, damages or liabilities purchased the Securities


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concerned,  to the extent  that a  prospectus  relating to such  Securities  was required to be delivered by such Holder under the Securities Act in connection with such purchase and any such loss, claim, damage or liability of such Holder results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Securities to such person, a copy of the final prospectus if the Company had previously furnished copies thereof to such Holder; provided further, however, that this indemnity agreement will be in addition to any liability which the Company may otherwise have to such Indemnified Party.

     (b) Each Holder, severally and not jointly, will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which the Company or any such controlling person becomes subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein; and, subject to the limitation set forth immediately preceding this clause, and to subsection (c) below, shall reimburse, as incurred, the Company for any legal or other expenses reasonably incurred by the Company or any such controlling person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof; provided, however, that no such Holder shall be required to pay any amount pursuant to this subsection (b) in excess of the amount by which the net proceeds received by such Holder from the sale of the Securities pursuant to the applicable Registration Statement exceeds the amount of damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. This indemnity agreement will be in addition to any liability which such Holder may otherwise have to the Company or any of its controlling persons.

                  (c) Promptly after receipt by an indemnified  party under this
Section 4 of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 4, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in subsections (a) or (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party if the representation of both such parties by the same counsel would constitute a conflict of interest), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party under this Section 4 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

                  (d) If the indemnification provided for in this Section 4 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsections (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the registration of the Securities, pursuant to the applicable Registration Statement, or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Holder or such other indemnified party, as the case may be, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding any other provision of this Section 4(d), no Holder shall be required to contribute any amount in excess of the amount by which the net proceeds received by such Holder from the sale of the Securities pursuant to the applicable Registration Statement exceeds the amount of damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company.


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                  (e) The  agreements  contained in this Section 4 shall survive the sale of the Securities pursuant to the applicable Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

                  5. Registration Defaults. (a) The occurrence of any of the following events constitutes a "Registration Default":

                  (i)  if  by  August  15,  1997  either  the  Preferred   Stock
         Registration Statement or the Warrant Registration Statement has not been declared effective by the Commission;

                (ii) if on the date 90 days following the receipt by the Company of a Demand Notice, the applicable Common Stock Registration Statement has not been declared effective by the Commission; or

              (iii) with respect to any of the Registration Statements, if after a Registration Statement is declared effective (A) such Registration Statement thereafter ceases to be effective; or (B) such Registration Statement or the related prospectus ceases to be usable (in each case except as permitted in paragraph (c) below) in connection with the issuance or resales of the Securities covered thereby in accordance with and during the periods specified herein because either (1) any event occurs as a result of which the related prospectus forming part of such Registration Statement would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or (2) it shall be necessary to amend such Registration Statement or supplement the related prospectus, to comply with the Securities Act or the Exchange Act or the respective rules thereunder.

                  (b)      Upon the occurrence of a Registration Default

                  (i) with respect to the Preferred Stock Registration Statement or the Warrant Registration Statement, the dividend rate payable on the Preferred Stock as set forth in Section 3(a) of the Certificate of Designation will increase to 6.5% until


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such time as the  Registration  Default  has been  cured  (or such  Registration
Statement is no longer  required to be effective  pursuant to the terms hereof);
and

                (ii) with respect to a Common Stock Registration Statement the Company will be required to pay to the holders of the Preferred Stock that gave the Demand Notice with respect thereto or that joined therein pursuant to
Section 1(b), on each share of Preferred Stock then owned by such holder (other than Registered Preferred Stock), an amount equal to 2% of the Liquidation Preference of such Preferred Stock (as defined in the Certificate of Designation with respect thereto) (the "Registration Default Amount"), payable for each month during which there has occurred a Registration Default for at least 15 days until such time as such Registration Default has been cured (or such Registration Statement is no longer required to be effective pursuant to the terms hereof). With respect to each month for which the Registration Default Amount is payable, such payment will be made within five business days following the end of such month (i) by certified check or bank check or (ii) through the issuance of a number of additional shares (or fractional shares) of Preferred Stock (the "Other Shares") equal to the Registration Default Amount divided by the Stated Value (as defined in the Certificate of Designation with respect thereto) of the Preferred Stock, to the holders of Preferred Stock at such address as appears for the holder on the record books of the Company (or at such other address as such holder shall hereafter give to the Company by written notice).

                  (c) A Registration Default referred to in Section 5(a)(iii) shall be deemed not to have occurred and be continuing in relation to the applicable Registration Statement or the related prospectus if (i) such Registration Default has occurred solely as a result of (x) the filing of a post-effective amendment to such Registration Statement to incorporate annual audited financial information with respect to the Company where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related prospectus or (y) other material events, with respect to the Company that would need to be described in such Registration Statement or the related prospectus and (ii) in the case of clause (y), the Company proceeds promptly and in good faith to amend or supplement such Registration Statement and related prospectus to describe such events if the Company has determined


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in good faith that there are no material  legal or commercial  impediments in so doing; provided, however, that in any case if such Registration Default occurs for a continuous period in excess of 45 days, a Registration Default shall be deemed to have occurred and the applicable dividend rate or Registration Default Amount shall be payable in accordance with the above paragraph following such date.

                  (d) A Registration Default with respect to the Common Stock Registration Statement shall be deemed not to have occurred and be continuing if
(i) such Registration Default consists of the failure of the Common Stock Registration Statement to be declared effective by the Commission due to the refusal of the Commission to allow the Company to use the Common Stock Registration Statement for its intended purposes and (ii) at such time the Preferred Stock Registration Statement is effective and there is no Registration Default referred to in Section 5(a)(iii) with respect to the Preferred Stock Registration Statement; provided, however, if the failure described in cause (i) continues beyond 90 days, a Registration Default shall be deemed to have occurred and the Registration Default Amount shall be payable in accordance with paragraph (b) above following such date.

                  6. Rule 144. The Company shall use its best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder of Securities, make publicly available other information so long as necessary to permit sales of their securities pursuant to Rule 144. The Company covenants that, if in the event the Company is no longer subject to Sections 13 or 15(d) of the Exchange Act and the Securities represent more than the right to receive cash upon exercise and conversion thereof, it will take such further action as any Holder of Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144. The Company will provide a copy of this Agreement to prospective purchasers of
Securities   identified  to  the  Company  by  the   Purchasers   upon  request.
Notwithstanding the foregoing, nothing in this Section 6 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

     7. Miscellaneous. (a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the Company and upon the written consent of the Holders of a majority of shares of Preferred Stock (provided that Holders of Conversion Shares issued upon conversion of the Preferred Stock shall be deemed to be Holders of the number of shares of Preferred Stock from which such Common Stock was converted) affected by such amendment, modification, supplement, waiver or consents.

                  (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first-class mail, facsimile transmission, or air courier which guarantees overnight delivery:

                  if to the Company, at its address as follows:

                          WinStar Communications, Inc.
                                 230 Park Avenue
                               New York, NY 10169
                             Fax No.: (212) 922-1637
                          Attention: Timothy R. Graham,
                            Executive Vice President

                                 with a copy to:

                            Graubard Mollen & Miller
                                600 Third Avenue
                               New York, NY 10116
                             Fax No.: (212) 687-6989
                       Attention: David Alan Miller, Esq.

             if to one of the Purchasers, at the addresses set forth on the applicable signature page of the Purchase Agreement;

                  All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by recipient's facsimile machine operator, if sent by facsimile transmission; and on the day delivered, if sent by overnight air courier guaranteeing next day delivery.

                  (c) No Inconsistent Agreements; Damages. The Company has not, as of the date hereof, entered into, nor shall it, on or after the date hereof, enter into, any agreement with respect to its securities that violates the rights granted to the Holders herein or otherwise conflicts with the provisions hereof. Notwithstanding anything to the contrary contained in this Agreement, it is hereby acknowledged and agreed that the Company shall have no liability for monetary damages to the Purchasers or any Holder for any breaches, failures to comply or violations by it of Section 1 or 2 of this Agreement except as expressly provided in Section 4 or 5 hereof; provided, however, in the event that the Company breaches, fails to comply or violates the provisions of Section 1 or 2 hereof, the Holders shall be entitled to, and the Company shall not oppose the granting of, equitable relief, including injunction and specific performance.

                  (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without the need for an express assignment or any consent by the Company thereto, subsequent Holders of Securities. The Company hereby agrees to extend the benefits of this Agreement to any Holder of Securities and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto subject to its compliance with the provision of Section 2(j).

                  (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (f)  Headings.   The  headings  in  this   Agreement  are  for
convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (g) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

                  By the execution and delivery of this Agreement, the Company submits to the nonexclusive jurisdiction of any federal or state court in the State of New York.

                  (h) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                  (i) Securities Held by the Company. Whenever the consent or approval of Holders of a specified percentage of the outstanding shares of Preferred Stock is required hereunder, Preferred Stock held by the Company or its affiliates (other than subsequent Holders of Preferred Stock if such subsequent Holders are deemed to be affiliates solely by reason of their holdings of such Preferred Stock) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the several Purchasers and the Company in accordance with its terms.

                                                  Very truly yours,

                                                  WINSTAR COMMUNICATIONS, INC.


                                                  By: /s/
                                                     ---------------------
                                                Name:
                                               Title:



The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written.



                                                CREDIT SUISSE FIRST BOSTON
                                                     CORPORATION

                                                   By: /s/
                                                      ----------------------
                                                 Name:
                                                Title: